================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2001

                           LONG BEACH SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

              Delaware                333-41712           33-0917586
   ----------------------------      -----------       ----------------
   (State or Other Jurisdiction      (Commission       (I.R.S. Employer
          of Incorporation)          File Number)   Identification Number)

       1100 Town & Country Road
              Suite 1600
         Orange, California                                   92868
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
                                                      -------------

================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.           Description
----------            ----------------      -----------

1                     5.1                   Opinion and Consent of
                                            Heller  Ehrman  White & McAuliffe
                                            LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 20, 2001

                                       LONG BEACH SECURITIES CORP.


                                       By: /s/
                                          --------------------------------------
                                          Name: Jeffery A. Sorensen
                                          Title: Senior Vice President

                                 EXHIBIT INDEX


                   Item 601(a) of
Exhibit            Regulation S-K
Number             Exhibit No.             Description
------             -----------             -----------

1                  5.1                     Opinion and Consent of Counsel